UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: October 8, 2013

(Date of earliest event reported)

Callidus Software Inc.

(Exact name of registrant as specified in its charter)

CA	000-50463	77-0438629
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6200 Stoneridge Mall Road, Suite 500
Pleasanton, California	94588
(Address of principal executive offices)	(Zip Code)

(925) 251-2200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition

Callidus Software Inc. issued a press release on October 8, 2013 announcing preliminary financial results as of and for the quarter ended September 30, 2013.  The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.  The information furnished in this Current Report on Form 8-K, including the exhibit, shall not be deemed to be incorporated by reference into Callidus Software Inc.’s filings with the Securities and Exchange Commission under the Securities Act of 1933 and shall not be deemed to be “filed” with the Securities and Exchange Commission under the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1                        Press Release of Callidus Software Inc. issued October 8, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 11, 2013	CALLIDUS SOFTWARE INC.

	By:	/s/ Bob L. Corey
Bob L. Corey
Senior Vice President, Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	Press Release of Callidus Software Inc. issued October 8, 2013